UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Senior Income Trust
Invesco Trust for Investment Grade Municipals
Invesco Trust for Investment Grade New York Municipals
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invesco Advantage Municipal Income Trust II (VKI)
Invesco Bond Fund (VBF)
Invesco California Value Municipal Income Trust (VCV)
Invesco Dynamic Credit Opportunities Fund (VTA)
Invesco High Income Trust II (VLT)
Invesco Municipal Opportunity Trust (VMO)
Invesco Municipal Trust (VKQ)
Invesco Pennsylvania Value Municipal Income Trust (VPV)
Invesco Senior Income Trust (VVR)
Invesco Trust for Investment Grade Municipals (VGM)
Invesco Trust for Investment Grade New York Municipals (VTN)

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 2, 2013

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Invesco Funds closed-end funds listed above (each a “Fund” and collectively the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 2, 2013 at 2:00 p.m. Eastern time.

The Meeting is to be held for the following purposes:

1.  To elect trustees in the following manner:

(a)	With respect to VKI, VCV, and VPV: to elect two Class II Trustees, one by the holders of Common Shares and the holders of Preferred Shares of each such Fund, voting together as a single class, and one by the holders of the Preferred Shares of each such Fund, voting as a separate class. The elected Class II Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

(b)	With respect to VTA, VLT and VBF: to elect three Class III Trustees, each by the holders of Common Shares of each such Fund. The elected Class III Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

(c)	With respect to VGM, VTN, VKQ, VMO and VVR: to elect three Class III Trustees, two by the holders of Common Shares and the holders of Preferred Shares of each such Fund, voting together as a single class, and one by the holders of the Preferred Shares of each such Fund, voting as a separate class.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund at the close of business on June 5, 2013 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OPTION 2 OR BY WRITING TO THE RESPECTIVE FUND AT 1555 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30309.

By order of the Board of Trustees,

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

June 20, 2013

CE-PROXY-2

SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARDS(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

Invesco Advantage Municipal Income Trust II (VKI)
Invesco Bond Fund (VBF)
Invesco California Value Municipal Income Trust (VCV)
Invesco Dynamic Credit Opportunities Fund (VTA)
Invesco High Income Trust II (VLT)
Invesco Municipal Opportunity Trust (VMO)
Invesco Municipal Trust (VKQ)
Invesco Pennsylvania Value Municipal Income Trust (VPV)
Invesco Senior Income Trust (VVR)
Invesco Trust for Investment Grade Municipals (VGM)
Invesco Trust for Investment Grade New York Municipals (VTN)

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

JOINT PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
To be Held August 2, 2013

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board”) of each of the Invesco Funds closed-end funds listed above (the “Funds”) of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 2, 2013, at 2:00 p.m. Eastern time. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is June 26, 2013.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”), of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the “Shares.” The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

Annex A lists the New York Stock Exchange ticker symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

The Board has fixed the close of business on June 5, 2013 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex A to this Joint Proxy Statement.

The following table summarizes the proposals to be presented at the Meeting and the shareholders entitled to vote with respect to the proposals.

Proposal/Funds	Voting Shareholders

1. Election of Trustees:
(a) With respect to VKI, VCV, and VPV to elect:
(i) one Class II Trustee, by holders of Common Shares and holders of Preferred Shares of each such Fund, voting as a single class	Common and Preferred
(ii) one Class II Trustee by holders of Preferred Shares of each such Fund, voting as a separate class	Preferred

(b) With respect to VTA, VLT and VBF to elect:
(i) three Class III Trustees, each by holders of Common Shares of each such Fund	Common

(c) With respect to VGM, VTN, VKQ, VMO and VVR to elect:
(i) two Class III Trustees, by holders of Common Shares and holders of Preferred Shares of each such Fund, voting as a single class	Common and Preferred
(ii) one Class III Trustee by holders of Preferred Shares of each such Fund, voting as a separate class	Preferred

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 Option 2 or by writing to the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Voting

Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

With respect to Proposal 1(a)(i) and 1(c)(i), holders of Common Shares and holders of Preferred Shares will vote together as a single class for the respective nominee(s). The affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b)(i), holders of Common Shares will vote for the respective nominee(s). The affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund to be elected by the holders of the Common Shares.

With respect to Proposal 1(a)(ii) and 1(c)(ii), holders of Preferred Shares will vote as a separate class for the respective nominee(s). The affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of Preferred Shares of such Fund, voting as a separate class.

The Board of Trustees of each Fund recommends that you cast your vote FOR each of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund’s implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) are not treated as votes “FOR” a proposal. With respect to Proposal 1(a) through (c), abstentions will have the same effect as a vote against the Trustee nominee and broker non-votes will have no effect on the outcome of the vote on a Trustee nominee. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund’s Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Attending the Meeting

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929 to obtain directions to the site of the Meeting.

Investment Adviser

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;
Invesco Asset Management Ltd.;
Invesco Asset Management (Japan) Limited;
Invesco Australia Limited;
Invesco Hong Kong Limited;
Invesco Senior Secured Management, Inc.; and
Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Sub-Advisers are indirect wholly owned subsidiaries of Invesco Ltd.

Other Service Providers

Each Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. VVR has also entered into an additional administration agreement with the Adviser. Each Fund has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

PROPOSAL 1: ELECTION OF TRUSTEES

Trustees are to be elected by the shareholders at the Meeting in the following manner:

a)	With respect to VKI, VCV and VPV: two Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified.

(i)	Holders of Common Shares and holders of Preferred Shares, voting as a single class, will vote with respect to one Class II Trustee: Wayne W. Whalen. An affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect such nominee.

(ii)	Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee, designated to be elected by such class of Shares: Linda Hutton Heagy. An affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect such nominee.

b)	With respect to VTA, VLT and VBF, three Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s annual meeting of shareholders in 2016 or until a successor has been duly elected and qualified.

(i)	Holders of Common Shares will vote with respect to three Class III Trustees: R. Craig Kennedy, Colin D. Meadows and Hugo F. Sonnenschein. An affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each such nominee. VTA, VLT and VBF do not have any outstanding Preferred Shares.

c)	With respect to VGM, VTN, VKQ, VMO and VVR, three Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified.

(i)	Holders of Common Shares and holders of Preferred Shares, voting as a single class, will vote with respect to two Class III Trustees: R. Craig Kennedy and Colin D. Meadows. An affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect such nominee.

(ii)	Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee, designated to be elected by such class of Shares: Hugo F. Sonnenschein. An affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each such nominee.

It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable law of the state of Delaware, where each Fund is organized, each Fund’s Declaration of Trust and each Fund’s Bylaws.

The Trustees that make up the various classes of the Board of each Fund are shown in the chart below:

Class I	Class II	Class III

David C. Arch	Linda Hutton Heagy*	R. Craig Kennedy
Jerry D. Choate	Wayne W. Whalen	Colin D. Meadows
Suzanne H. Woolsey, Ph.D.		Hugo F. Sonnenschein*

*	With respect to those Fund’s with outstanding Preferred Shares (VKI, VCV, VPV, VGM, VTN, VKQ, VMO and VVR), Ms. Heagy and Mr. Sonnenschsein are designated to be elected by the holders of Preferred Shares, voting as a separate class.

INFORMATION REGARDING TRUSTEES

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The tables below list the incumbent Trustees, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. Each Fund currently has eight Trustees. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

The term “Fund Complex” includes each of the registered investment companies advised by the Adviser as of the date of this Proxy Statement. As of the date of this Proxy Statement, there were 136 funds in the Fund Complex.

The address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Independent Trustees:

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name and Year of	Held with	and Length of	Principal Occupation(s)	Overseen	Held by Trustee
Birth of Trustee	Funds	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

David C. Arch (1945)	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (1938)	Trustee	†	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Linda Hutton Heagy[1] (1948)	Trustee	†	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name and Year of	Held with	and Length of	Principal Occupation(s)	Overseen	Held by Trustee
Birth of Trustee	Funds	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

R. Craig Kennedy (1952)	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures.

Hugo F. Sonnenschein[1] (1940)	Trustee	†	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (1941)	Trustee	†	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name and Year of	Held with	and Length of	Principal Occupation(s)	Overseen	Held by Trustee
Birth of Trustee	Funds	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

Interested Trustees:
Colin D. Meadows* (1971)	Trustee; President and Principal Executive Officer	†	Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Senior Managing Director and Chief Administration Officer of Invesco, Ltd. since 2007. Director and Vice Chairman, INVESCO National Trust Company. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	13	None.

Wayne W. Whalen** (1939)	Trustee	†	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

1	With respect to those Fund’s with outstanding Preferred Shares (VKI, VCV, VPV, VGM, VTN, VKQ, VMO and VVR), Ms. Heagy and Mr. Sonnenschsein are designated to be elected by the holders of Preferred Shares, voting as a separate class.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a) (19) of the 1940 Act) of the funds in the Fund Complex because he is an officer of the Adviser. The Board of Trustees of the Funds appointed Mr. Meadows as Trustee of the Funds effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a) (19) of the 1940 Act) of certain funds in the Fund Complex because he and his firm currently provide legal service to such funds.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown below:

Fund	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Meadows	Whalen

VKI	1993	2003	2003	2003	1994	2003	2010	1993
VBF	1997	2003	2003	2003	1997	2003	2010	1997
VCV	1993	2003	2003	2003	1994	2003	2010	1993
VTA	2007	2007	2007	2007	2007	2007	2010	2007
VLT	1989	2003	2003	2003	1994	2003	2010	1989
VMO	1992	2003	2003	2003	1994	2003	2010	1992
VKQ	1991	2003	2003	2003	1994	2003	2010	1991
VPV	1993	2003	2003	2003	1994	2003	2010	1993
VVR	1998	2006	2006	2006	1998	2006	2010	1998
VGM	1991	2003	2003	2003	1994	2003	2010	1991
VTN	1992	2003	2003	2003	1994	2003	2010	1992

Board Qualifications, Diversity and Leadership Structure

The Board of each Fund seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Funds and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal: protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board. The objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board.

As part of its governance oversight, the Board conducts an annual self-effectiveness survey which from year-to-year includes, among other things, all or some of evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, including each Trustee’s background, experience and skills summarized below, the Board believes that each Trustee is qualified to serve as a Trustee of the Funds.

Independent Trustees

David C. Arch.  Mr. Arch has been a member of the Board since 1989. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Jerry D. Choate.  Mr. Choate has been a member of the Board since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Linda Hutton Heagy.  Ms. Heagy has been a member of the Board since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of banks and trust companies and as a member of the board of several organizations, her service as a Trustee of the Funds and her experience serving as a director of other investment companies benefits the Funds.

R. Craig Kennedy.  Mr. Kennedy has been a member of the Board since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.

Hugo F. Sonnenschein.  Mr. Sonnenschein has been a member of the Board since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Suzanne H. Woolsey.  Ms. Woolsey has been a member of the Board since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the Funds and her experience as a director of other investment companies benefits the Funds.

Interested Trustees

Colin D. Meadows.  Mr. Meadows has been a member of the Board since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Funds.

Wayne W. Whalen.  Mr. Whalen has been a member of the Board since 1989. The Board believes that Mr. Whalen’s legal experience, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

For more information about the backgrounds, experience, and skills of each Trustee, see the individual biographies above.

The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described above in footnote 2 to the Trustee biographies. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ audit committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

Management of the Funds seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for each Fund is attractive long-term performance consistent with the objectives and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall Fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While the Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., each Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

Compensation of Trustees

The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to the Funds.

Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund’s most recently completed fiscal year or the most recently completed calendar year ended December 31, 2012.

			Number of
		Total	Portfolios in
	Aggregate	Compensation	Fund Complex
	Compensation	from	Overseen by
Name	from the Funds(1)(2)	Fund Complex(3)	Trustee

Independent Trustees
David C. Arch	$66,145	$406,250	136
Jerry D. Choate	63,687	86,000	13
Linda Hutton Heagy	66,145	86,000	13
R. Craig Kennedy	66,145	86,000	13
Hugo F. Sonnenschein	66,145	426,700	136
Suzanne H. Woolsey	66,145	86,000	13
Interested Trustees
Colin D. Meadows	None	None	13
Wayne W. Whalen	66,145	393,000	136

(1)	The amount of aggregate compensation payable by each Fund as of the most recent fiscal year end is as follows:

Fund	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Meadows	Whalen

VKI	$6,591	$6,368	$6,591	$6,591	$6,591	$6,591	None	$6,591
VBF	2,865	2,767	2,865	2,865	2,865	2,865	None	2,865
VCV	5,383	5,139	5,383	5,383	5,383	5,383	None	5,383
VTA	8,551	8,256	8,551	8,551	8,551	8,551	None	8,551
VLT	1,562	1,493	1,562	1,562	1,562	1,562	None	1,562
VMO	7,179	6,850	7,179	7,179	7,179	7,179	None	7,179
VKQ	7,193	6,907	7,193	7,193	7,193	7,193	None	7,193
VPV	4,723	4,559	4,723	4,723	4,723	4,723	None	4,723
VVR	9,484	9,170	9,484	9,484	9,484	9,484	None	9,484
VGM	8,751	8,461	8,751	8,751	8,751	8,751	None	8,751
VTN	3,863	3,716	3,863	3,863	3,863	3,863	None	3,863

(2)	The Funds do not accrue or pay retirement or pension benefits to the Trustees as of the date of this proxy statement.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2012. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Fund Share Ownership by Trustees

As of December 31, 2012, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex B. As of December 31, 2012, except as indicated on Annex B, the Trustees and executive officers of the

Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds have been omitted from the table in Annex B. As of December 31, 2012, no Trustees or executive officers owned any Preferred Shares of the Funds.

As of December 31, 2012, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex C.

Board Committees and Meetings

Each Fund’s Board of Trustees has two standing committees (an audit committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards.

Each Board’s audit committee consists of Messrs. Choate and Kennedy (Chair) and Ms. Heagy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for its audit committee which sets forth the audit committee’s responsibilities. The audit committee charter of each Fund is available at www.invesco.com/us.

The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 114 (Auditor’s Communications with those charged with Governance). The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of each Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities Exchange Commission (“SEC”). Each member of the Fund’s audit committee is deemed an audit committee financial expert.

Each Board’s governance committee consists of Messrs. Arch and Sonnenschein and Ms. Woolsey (Chair). In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate Independent Trustee nominees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the twelve months ended February 28, 2013, the Board and audit committee of each Fund met seven times and the governance committee of each Fund met five times. During such fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and committee meetings thereof of which such Trustee was a member.

Shareholder Communications

Shareholders may send communications to each Fund’s Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund’s office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholder Approval

With respect to Proposal 1(a)(i) and 1(c)(i), holders of Common Shares and holders of Preferred Shares will vote together as a single class for the respective nominee(s). The affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b)(i), holders of Common Shares will vote for the respective nominee(s). The affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund to be elected by the holders of the Common Shares.

With respect to Proposal 1(a)(ii) and 1(c)(ii), holders of Preferred Shares will vote as a separate class for the respective nominee(s). The affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of Preferred Shares of such Fund, voting as a separate class.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Trust	During the Past Five Years

John M. Zerr (1962) Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris (1964) Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley (1960) Vice President	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited, and Invesco Management S.A.; Chairman, Invesco Senior Secured Management, Inc.; Director and President, INVESCO Asset Management (Bermuda) Ltd.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom (1969) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.

Valinda Arnett-Patton (1959) Chief Compliance Officer	Chief Compliance Officer, Invesco Funds (Chicago) Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

Fund Shareholder Information

As of the Record Date, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund’s outstanding Shares except as set forth on Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file.

Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows: Forms 4 for Ms. Heagy and Messrs. Arch, Choate, Kennedy, Sonnenschein and Whalen, each in his or her capacity as Trustee of VMO, were inadvertently not filed in a timely manner due to an administrative oversight. Additionally, also due to an administrative oversight, Forms 4 for Mr. Whalen in his capacity as Trustee of each of VLT, VVR and VTA were not filed in a timely manner.

Independent Registered Public Accounting Firm

The Board of Trustees of each Fund, including a majority of the Trustees who are not “interested persons” of any Fund (as defined by the 1940 Act), appointed PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm of each Fund. It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees

Each Fund was billed the amounts listed on Annex E by PwC during such Fund’s two prior fiscal years. In accordance with the adopted pre-approval policies and procedures, the audit committee has pre-approved 100% of all audit and non-audit services provided to each Fund by its independent registered public accounting firm. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex E.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E.

All Other Fees

There were no fees billed by PwC for the fiscal years ended February 28, 2013 and February 29, 2012 for services rendered to the Funds other than audit, audit-related and tax services.

Covered Entities

No non-audit fees were billed by PwC for the fiscal years ended February 28, 2013 and February 29, 2012 for services rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”). The audit committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. The audit committee also considers whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Joint Proxy Statement, and all other costs in connection with the solicitation of proxies will be borne by the Funds. These expenses will be allocated among each of the Funds in a fair and equitable manner. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds may also retain Computershare Fund Services, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $1,364 per Fund.

Shareholder Proposals

Each Fund’s By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide timely written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

Shareholder proposals intended to be presented at the year 2014 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal executive offices by February 20, 2014. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2014 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 4, 2014 and not later than May 4, 2014. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2014 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement will be available online at www.proxy-direct.com/inv-24689 through the date of the Meeting.

General

Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

June 20, 2013

ANNEX A

FUNDS

The following list sets forth the closed-end funds (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on August 2, 2013, at 2:00 p.m. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, VTA and VLT, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

	Common Shares	Common Shares		Preferred Shares
Legal Name	Ticker Symbol	Outstanding(1)	Preferred Shares	Outstanding(1)

Invesco Advantage Municipal Income Trust II	VKI	44,380,951.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,310

Invesco Bond Fund	VBF	11,377,069.00	None	Not Applicable

Invesco California Value Municipal Income Trust	VCV	47,856,921.57	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,883

Invesco Dynamic Credit Opportunities Fund	VTA	74,094,284.00	None	Not Applicable

Invesco High Income Trust II	VLT	8,118,429.20	None	Not Applicable

Invesco Municipal Opportunity Trust	VMO	67,393,046.80	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,676

Invesco Municipal Trust	VKQ	55,320,226.99	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,628

Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,301

Invesco Senior Income Trust	VVR	179,999,900.00	Variable Rate Term Preferred Shares, Series 2015/11-VVR C-1 liquidation preference $100,000 per share	1,250

Invesco Trust for Investment Grade Municipals	VGM	54,225,296.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,733

Invesco Trust for Investment Grade New York Municipals	VTN	19,450,272.17	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904

(1)	As of the Record Date.

A-1

ANNEX B

TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of December 31, 2012. Trustees who do not own shares of any Funds are not included in this table.

FUND	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Whalen

VKI	500	2,700	None	None	1,385	None	1,122
VBF	None	None	None	None	None	None	558
VCV	None	2,700	None	None	None	None	None
VTA	None	None	None	2,000	None	None	1,000
VLT	219.12	1,800	None	20.00	None	None	2,806
VMO	1,778.80	7,133.86	286.24	49.28	1,602.11	None	3,405.91
VKQ	1,126.39	2,400	162.29	None	688	None	1,539
VPV	None	None	None	None	None	None	None
VVR	None	None	None	2,500	1,151	None	1,000
VGM	637	2,300	58.52	58	247	685.63	1,563
VTN	None	None	None	None	None	None	None

B-1

ANNEX C

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

The table below indicates the aggregate dollar range of equity securities of the respective Funds and the Fund Complex by each Trustee listed below as of December 31, 2012.

FUND	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Meadows	Whalen

VKI	$1-$10,000	$10,001-$50,000	—	—	$10,001-$50,000	—	—	$10,001-$50,000
VBF	—	—	—	—	—	—	—	$10,001-$50,000
VCV	—	$10,001-$50,000	—	—	—	—	—	—
VTA	—	—	—	$10,001-$50,000	—	—	—	$10,001-$50,000
VLT	$1-$10,000	$10,000-$50,000	—	$1-$10,000	—	—	—	$10,001-$50,000
VMO	$10,001-$50,000	Over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000	—	—	$10,001-$50,000
VKQ	$10,001-$50,000	$10,001-$50,000	$1-$10,000	—	$1-$10,000	—	—	$10,001-$50,000
VPV	—	—	—	—	—	—	—	—
VVR	—	—	—	$10,001-$50,000	$1-$10,000	—	—	$1-$10,000
VGM	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000	—	$10,001-$50,000
VTN	—	—	—	—	—	—	—	—
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000	$10,001-$50,000	$1-$10,000	Over $100,000

C-1

ANNEX D

5% AND GREATER SHAREHOLDERS

To the knowledge of the Funds, the following table shows the holders of 5% or more of a class of shares of a Fund as of the Record Date.

			Approximate
		Name And	Percentage
	Class of	Address of	Owned on
Fund	Shares	Holder	Record Date

VGM	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	14.85%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	12.44%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	7.67%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	7.33%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.48%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	5.51%
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017	100%

VMO	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	12.80%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	11.20%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	10.79%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	8.27%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.68%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	6.49%
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017	100%

VCV	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	24.61%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	22.07%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	8.91%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	7.56%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.36%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	5.10%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	100%

VPV	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	12.87%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	11.56%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	8.70%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	8.58%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.43%
	Common	Janney M. Scott Philadelphia, PA	5.62%
	Common	Pershing 1 Pershing Plaza Jersey City, NJ 07399	5.29%
	Preferred	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	100%

VBF	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	23.61%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	20.20%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	11.23%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	9.64%

VKI	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	16.77%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	13.91%

D-1

			Approximate
		Name And	Percentage
	Class of	Address of	Owned on
Fund	Shares	Holder	Record Date

	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	11.36%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	10.68%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	6.16%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	100%

VKQ	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	13.13%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	13.10%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	11.90%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.95%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	6.64%
	Preferred	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	100%

VTA	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	28.92%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	27.29%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	7.14%

VLT	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	23.76%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	10.46%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	9.41%
	Common	TD Ameritrade 1005 Ameritrade Place Bellevue, NE 68005	7.02%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	6.54%

VVR	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	24.75%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	15.45%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	13.78%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	7.37%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	5.57%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	100%

VTN	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	16.14%
	Common	Morgan Stanley Smith Barney 2000 Westchester Avenue Purchase, NY 10577	13.63%
	Common	First Clearing One North Jefferson Street St. Louis, MO 63103	10.30%
	Common	National Financial Services LLC 200 Liberty Street New York City, NY 10281	8.31%
	Common	Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	6.60%
	Common	Merrill Lynch, Pierce Fenner & Smith 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.09%
	Common	UBS Financial Services 1200 Weehawken Blvd Weehawken, NJ 68005	5.75%
	Preferred	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	100%

D-2

ANNEX E

AUDIT AND OTHER FEES

Fiscal Year Ended February 28, 2013

		Non-Audit Fees
		Audit-Related			Total
Fund	Audit Fees	Fees(1)	Tax Fees(2)	All Other Fees	Non-Audit Fees	Total Fees

VKI	$38,000	$10,545	$2,550	$0	$13,095	$51,095
VBF	38,000	0	5,700	0	5,700	43,700
VCV	70,420	21,090	20,550	0	41,640	112,060
VTA	68,500	6,500	6,300	0	12,800	81,300
VLT	59,875	6,000	9,900	0	15,900	75,775
VMO	59,875	42,180	2,550	0	44,730	104,605
VKQ	59,875	42,180	14,550	0	56,730	116,605
VPV	38,000	10,545	2,550	0	13,095	51,095
VVR	68,500	6,500	6,300	0	12,800	81,300
VGM	38,000	10,545	2,550	0	13,095	51,095
VTN	59,875	27,090	6,550	0	33,640	93,515

Fiscal Year Ended February 29, 2012

		Non-Audit Fees
		Audit-Related			Total
Fund	Audit Fees	Fees(1)	Tax Fees(2)	All Other Fees	Non-Audit Fees	Total Fees

VKI	$36,300	$5,000	$5,700	$0	$10,700	$47,000
VBF	36,300	0	13,600	0	13,600	49,900
VCV	36,300	5,000	5,7000	0	10,700	47,000
VTA	65,300	0	6,900	0	6,900	72,200
VLT	36,300	0	6,500	0	6,500	42,800
VMO	36,300	5,000	5,900	0	10,900	47,200
VKQ	36,300	5,000	6,100	0	11,100	47,400
VPV	36,300	5,000	5,7000	0	10,700	47,000
VVR	65,300	0	8,700	0	8,700	74,000
VGM	36,300	5,000	5,9000	0	10,900	47,200
VTN	36,300	5,000	5,900	0	10,900	47,200

(1)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares. Audit-Related fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to auction rate preferred securities.

(2)	Tax fees include fees billed for reviewing tax returns.

E-1

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INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
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The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
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INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
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PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
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The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
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The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
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	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
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PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL the following nominees:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO MUNICIPAL TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL the following nominees:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO MUNICIPAL OPPORTUNITY TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL the following nominees:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL the following nominees:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the nominee.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR the nominee listed:
		FOR	AGAINST	ABSTAIN

	01. Wayne W. Whalen	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the nominee.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR the nominee listed:
		FOR	AGAINST	ABSTAIN

	01. Wayne W. Whalen	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the nominee.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR the nominee listed:
		FOR	AGAINST	ABSTAIN

	01. Wayne W. Whalen	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL the following nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO HIGH INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO BOND FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
	03. Hugo F. Sonnenschein	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO MUNICIPAL TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO MUNICIPAL OPPORTUNITY TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2013
COMMON SHARES
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

2013

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on August 2, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:	■

1.	Election of Trustee - The Board recommends a vote FOR ALL of the nominees listed:
		FOR	AGAINST	ABSTAIN

	01. R. Craig Kennedy	☐	☐	☐
	02. Colin D. Meadows	☐	☐	☐
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND
IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR
POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE